UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): January 31, 2018

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure

As previously reported, in January 2018, Diamond Offshore Drilling, Inc. (the “Company”) and Petróleo Brasileiro S.A. (“Petrobras”) agreed to settle the Company’s lawsuit regarding the drilling contract on the Ocean Valor, and to amend the drilling contract to, among other things, place the Ocean Valor in standby retroactively from July 2017 to the end of September 2018 at a discounted dayrate and then for the rig to continue under contract with Petrobras for an extended period through the end of September 2020. The parties to the lawsuit recently notified the presiding judge of the settlement and requested the judge to dismiss the lawsuit.

The Company also previously reported that it expected its financial results for the quarterly period ended December 31, 2017 to include a one-time charge of approximately $20 million for the estimated retroactive adjustment to reflect the discounted standby dayrate earned by the Ocean Valor during the previously-reported quarterly period ended September 30, 2017. Upon further analysis, the Company will not record a charge to its financial results for the quarterly period ended December 31, 2017 related to the discounted standby dayrate. The Company’s invoices to Petrobras for the Ocean Valor’s drilling operations during the extension period, which is expected to commence at the beginning of October 2018 and continue through the expected expiration of the contract at the end of September 2020, will reflect credits for the payments received by the Company from Petrobras in excess of the retroactive discounted standby dayrate for the period from July 1, 2017 through December 31, 2017. Over the two-year extension period, the invoice credits are expected to total approximately $40 million.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements made in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements may include, but are not limited to, statements regarding the future term and related earnings of the amended Ocean Valor drilling contract and the estimated financial impact of the retroactive discounted standby dayrate. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each such forward-looking statement speaks only as of the date of this report, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2018	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Secretary

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